2016 Analyst Day August 31, 2016

TECHNOLOGY | INNOVATION | SOLUTIONS Forward-Looking Statements Forward-Looking Language This presentation and all publicly available documents, including the documents incorporated herein and therein by reference, contain, and our officers and representatives may from time to time make, "forward-looking statements" within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements can be identified by words such as: "anticipate," "intend," "plan," "goal," "seek," "believe," "project," "estimate," "expect," "strategy," "future," "likely," "may," "should," "will" and similar references to future periods, including statements on the slides in this presentation titled “Managing Cash Expenses,” “Fiscal 2017 Outlook,” “Key Objectives and Business Strategies” and “Estimated 10%-20% Four-Year Revenue Growth CAGR.” Forward- looking statements are not guarantees of future performance and involve risks, uncertainties and assumptions that are difficult to predict. These statements are based on management’s current expectations, intentions or beliefs and are subject to a number of factors, assumptions and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements. Factors that could cause or contribute to such differences or that might otherwise impact the business include the risk factors set forth in Item 1A of the Company’s Annual Report for the fiscal year ended March 31, 2016. Copies are available from the SEC or the Agilysys website. We undertake no obligation to update any such factor or to publicly announce the results of any revisions to any forward-looking statements contained herein whether as a result of new information, future events or otherwise. Use of Non-GAAP Financial Information To supplement the unaudited condensed consolidated financial statements presented in accordance with U.S. GAAP in this presentation, certain non-GAAP financial measures as defined by the SEC rules are used. These non-GAAP financial measures include adjusted cash flow from operations, EBITDA and adjusted EBITDA. Management believes that such information can enhance investors' understanding of the Company's ongoing operations. See the tables on slides 50 and 51 for reconciliations to the comparable GAAP measures. 2

TECHNOLOGY | INNOVATION | SOLUTIONS 2016 Analyst Day: Agenda •9:00am – 9:40am •Jim Dennedy, CEO Business Overview & Market Update •9:45am – 10:10am •Rehan Jaddi, SVP Customer Support & Service Solutions Product Solution Strategy •10:15am – 10:30am •Jim Dennedy, CEO Go to Market Strategy •10:35am – 10:45am •Jim Dennedy and Rehan Jaddi Q&A •10:45am – 10:55am Break •11:00am – 11:40am •Janine Seebeck, CFO Financial Update & Strategic Vision •11:45am – 12:00pm •Jim Dennedy, CEO Long-Term Goals & Closing Remarks •12:00pm – 12:05pm Break •12:10pm – 1:00pm Lunch & Management Q&A 3

JIM DENNEDY Business Overview & Market Update 4

TECHNOLOGY | INNOVATION | SOLUTIONS We Provide Leading Hospitality Solutions 5 Lodging Solution 240,000+ rooms at 6/30/16, +11,400 since 3/31/15 (+5%) F&B Solution 36,000 end points at 6/30/16, +8,600 since 3/31/15 (+31%) POINT-OF-SALE 58% of Revenue 23% of Revenue DOCUMENT MANAGEMENT 9% of Revenue INVENTORY & PROCUREMENT 3% of Revenue 5% of Revenue 2% of Revenue WORKFORCE MANAGEMENT rGUEST PRODUCTS: PAY, SEAT & ANALYZE PROPERTY MANAGEMENT Note: Revenue contribution figures represent percentage of TTM for the twelve months ended June 30, 2016

TECHNOLOGY | INNOVATION | SOLUTIONS Gaming Hotels, Resorts and Cruise Food Service Restaurants, Universities, Stadia and Healthcare We Serve Leading Hospitality Brands 51% 23% 16% 10% Revenue Mix by Market (*TTM) Gaming Hotels/Resorts/Cruise Food Service RUSH 6 Note: Revenue contribution figures represent percentage of TTM for the twelve months ended June 30, 2016

TECHNOLOGY | INNOVATION | SOLUTIONS Transforming the Guest Service Experience 7 Technology and cultural drivers Participatory, data-based marketing Predictive analytics Optimization strategies at every level New brand value and guest relationships New techniques to manage relationships Primacy of the experience Power of the network Scarcity of attention Social, Mobile, Analytics, Cloud The fundamental experience + The social context in which it happens

TECHNOLOGY | INNOVATION | SOLUTIONS Memorable Experiences Matter 8 A thrilled guest returns & promotes • Memorable experience promotes sharing • Positive reviews builds reputation • Inspires repeat visits and recruits new guests Reputation Score Impact 1% increase 1.4% higher REVPAR 1 point increase 14% higher chance of selection 1 point increase 11.2% higher price Reputation Score Impact 1 point increase 5-9% higher revenue 0.5 point increase 20% higher chance of sellout @7pm Very negative review 70% drop in revenue Share Experience Satisfy Recruit More Guests

TECHNOLOGY | INNOVATION | SOLUTIONS End to End Guest Experience 9 Dining Experience Lodging Experience HOTEL Discover Imagine Book Arrive Depart Reflect and Share Enjoy Pay Consume Inspire Guest Customers are shopping for memorable experiences When expectations are met, a virtuous cycle begins, with experiences being shared again and again

TECHNOLOGY | INNOVATION | SOLUTIONS Addressing the Guest Experience Lifecycle Optimize Operations, Reduce Costs 10 Personalized Service, Increase Lifetime Value Guest Recruitment, Increase Sales Wallet Share Growth, Improved Profitability

TECHNOLOGY | INNOVATION | SOLUTIONS Agilysys is Competitively Positioned / So ft w ar e -c e n tri c Ha rd w ar e -c e n tri c Point of Sale Solutions Hospitality Suite 11

REHAN JADDI Product Solution Strategy 12

TECHNOLOGY | INNOVATION | SOLUTIONS Vision: From Products to Solution Ecosystem 13

InfoGenesis Trajectory

TECHNOLOGY | INNOVATION | SOLUTIONS

Phase 1 2014 and earlier

Standalone application with a rich and varied set of integration points

Agilysys

InfoGenesis®

Phase 2 2015 / 2016

Integrating rGuest applications, adding value and increasing scope

Agilysys

InfoGenesis® + **rGuest**: Buy, Analyze, Seat, Pay

Phase 3 2016 - 2018

Retaining best of breed POS and offering a complete guest-centric F&B solution


Reservations
Guest Value
Staff Mobility
Guest Connectedness
Guest Self-service
Guest Facing Terminals
Payment
Analytics Optimization
PaaS Platform
InfoGenesis
rGuest

Managed series of upgrades and enhancements over 24+ months

Agilysys

14

TECHNOLOGY | INNOVATION | SOLUTIONS Self-Service Point of Sale 15

rGuest Buy

TECHNOLOGY | INNOVATION | SOLUTIONS

Innovative POS platform that integrates with existing InfoGenesis POS

Extend POS Reach

- Self-service, guest facing kiosk reduces the time it takes for guests to get what they want, whenever they want it
- Improve profitability with suggestive selling and upselling of items to guests

Greater Guest Convenience and Satisfaction

- Allows guests the freedom to browse, modify, order and pay for menu options when it's convenient for them
- 96% of adults aged 18-36 indicate it's a benefit having a kiosk to order their food[1]
- Gives control to guests over their choices and preferences

Minimize Labor Times and Cost

- Decrease guest wait times and reduce the staff needed to support guests


rGuest

Features and Benefits

- Self-service
- Suggestive selling
- Menu scheduling
- USB scanner and scale support
- Table top or free-standing hardware
- Leverages existing InfoGenesis menus
- Processes credit cards
- Real-time menu updates
- White label branding
- Image management

Agilysys

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TECHNOLOGY | INNOVATION | SOLUTIONS Lodging Solutions Trajectory 17 rGuest: Stay, Pay, Analyze Carefully managed series of upgrades and enhancements over 18 - 24 months Lodging Lifecycle Mgt. Business Intelligence Guest Enablement Loyalty & Marketing Business Operations Demand Management Revenue Management Payments & Security Phase 1 2014 and earlier Phase 2 2015/2016 Phase 3 2017/Future Standalone applications with a rich and varied set of integration points Integrating rGuest applications, adding value and increasing scope; creating foundation for path to rGuest Stay when ready Retaining best of breed PMS and offering a complete guest-centric lodging solution ® ®

TECHNOLOGY | INNOVATION | SOLUTIONS rGuest Stay SaaS-Based Property Management System Future of Property Management • Guest-centric property management system enables a superior guest experience • rGuest Stay achieves a level of product integration unsurpassed in the industry today allowing users to take advantage of analytics and reporting Built to Customer Specifications • rGuest Stay was developed with internal and customer advisory boards to ensure customer satisfaction • Designed to be easy to learn and use for all customers Integrated App Capabilities • The modern user interface enables the use of the rGuest Stay solution from any computer or tablet with an internet connection • Gather and analyze data more intelligently through the integration of Agilysys and other branded apps Integrated App Capabilities • Group room block management • Guest service management • Room inventory • Upselling during check-in • Flexible rate management • Guest, company and travel agent profile management • Accounts receivable • Folio management and charge routing • Integrated credit card processing with P2PE technology • Housekeeping 18

TECHNOLOGY | INNOVATION | SOLUTIONS Key Objectives of the rGuest Pay Strategy 19 Offer multiple gateway options Prevent customers from being locked into one gateway Protect HW investments; simplify the key injection process Minimize customer in- house development efforts Expand platform to include other payment-related value-adds Offer better end-to-end service for payments Increase innovation speed to keep up with industry trends Evolve payments to be enabler for guest monetization

TECHNOLOGY | INNOVATION | SOLUTIONS Specifically Designed for Hospitality 20 EMV Forms and Workflows tailored to front desk operations and complex F&B processes rGuest Pay Agent offers tested, hardened, hospitality-specific workflows Ability to leverage the Pay Agent for rich, targeted marketing through guest identification Integration of not just credit cards but also gift card, loyalty and stored value into the Pay API Full support for device reconfiguration and rekeying to allow for gateway transitions HTTP(s) RESTful USB TCP/IP Bluetooth Per Gateway Payment Device(s) Application Pay API PAYMENT GATEWAY AND DEVICE INDEPENDENT rGuest Pay Agent Payment Gateway

TECHNOLOGY | INNOVATION | SOLUTIONS One Size Can Fit All… 21 …enabling a comprehensive, long term, hospitality-centric approach to payments Third-Party In-House Platform Agilysys Applications Payment Gateway Gift Cards Loyalty

TECHNOLOGY | INNOVATION | SOLUTIONS rGuest Pay Enterprise-grade payment gateway used by other Agilysys applications and third parties Guest Convenience • Supports credit card devices for every scenario, including counter service, mobile and signature capture Reduce Operational Risk • Point-to-point encryption and tokenization significantly reduce risks associated with payment card acceptance • One of only a few point-to-point encryption solutions in the world; PCI validated Increase Profitability • Flat monthly rates and absence of volume tiers decreases gateway costs and increases predictability Features and Benefits • Credit card processing services • Payment security • Future-proofed hardware • Integration with 3rd party applications • Transaction reporting • Payment processor support • Low, transparent pricing • Offline support 22

TECHNOLOGY | INNOVATION | SOLUTIONS rGuest Future Expansion 2016 2017 2018 2019+ Convenience Store Fast Casual Grab-n-Go Cafeteria Limited Service Cafeteria Fine Dining Limited Service Hotel Resorts Casino Higher Education Lodging Food and Beverage Full Service Hotel Fe atu re Com p le xi ty 23

TECHNOLOGY | INNOVATION | SOLUTIONS rGuest is the Only Hospitality Specific Platform rGuest is for hospitality what Apple was for personal computing 24

TECHNOLOGY | INNOVATION | SOLUTIONS What Makes Agilysys Different? 25 Market-leading hospitality knowledge coupled with top technology talent Competitive Strengths Scalability Support deployments from single lane café (POS) to 100K+ room enterprise (PMS) on a single instance Scalability & Enterprise Structure Scalability Only industry we address; proven service and satisfaction has led to industry-leading average customer life of over ten years Hospitality Customer Focused Scalability Successfully running mission critical operations for high-profile accounts with 99.9% uptime Stability Scalability Handle disconnected scenarios for weeks at a time Offline Capabilities Scalability Full-service platform that enables enterprise integration and unfettered data access Integration & Access

JIM DENNEDY Go to Market Strategy 26

Go to Market Strategy

TECHNOLOGY | INNOVATION | SOLUTIONS

Dominate Gaming



- Competitive take-outs
- Focus on guest lifecycle
- Harvest value of non-gaming guests
- Drive subscription adoption
- New logos in corporate and tribal gaming
- Cross-sell and up-sell

Expand Core Hotels



- Zero "flag" sales cycles two years ago...12 today
- New logos in major chains
- Next-generation hotel solution
- Expanding coverage of Visual One hosted

Dominate FSM



- Self service: rGuest Buy kiosk at Compass
- Traction with rGuest Buy at all FSM customers
- Growth in tablets: InfoGenesis Flex
- New FSM logo momentum

International



- Commitment to growth
- New Managing Director of EMEA
- New EMEA channel partners
- International hotel chains
- Global product support and hosting

Agilysys

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TECHNOLOGY | INNOVATION | SOLUTIONS Dominate Gaming 28 • 4-6 competitve take-outs closed per quarter • $2.5 million increase in competitive take-out wins Y/Y* Competitive Take-Outs • rGuest Seat, rGuest Analytics, 3rd party integration Guest Lifecycle Focus Value of Non-Gaming Guests • Significant increase in subscription bookings • LMS Hosted 8,000 rooms live; >60% new customer Adoption of Subscription New Customers Cross-Sell, Up-Sell • Cross-platform integration of Analyze & DaaS • 19 new customer deals closed TTM* • $2.4 million Y/Y* increase in new deals • Approximately 10% attach rate for rGuest Platform products *TTM for the twelve months ended June 30, 2016

TECHNOLOGY | INNOVATION | SOLUTIONS Expand Core Hotels 29 • 10-12 large chain hotel opportunities in pipeline Growth in Flag Opportunities • 75 new customer deals closed TTM* • $2.6 million Y/Y* increase in new deals New Customer Growth rGuest Adoption • Transition for existing Visual One on-premise • New support for boutiques and channel partners Visual One Hosted • Large chain hotel focused • Limted services to full service to resort *TTM for the twelve months ended June 30, 2016

TECHNOLOGY | INNOVATION | SOLUTIONS Dominate FSM 30 • Over 40 sites live • Significant growth opportunities rGuest Buy Kiosk at Compass • Expanding footprint into multiple large food service chains rGuest Buy New FSM Opportunities InfoGenesis Flex • 8 new customer deals closed TTM* • $560,000 Y/Y* increase in new deals New FSM Customer Growth • InfoGenesis Flex add-on sales increasing *TTM for the twelve months ended June 30, 2016

TECHNOLOGY | INNOVATION | SOLUTIONS International Market Growth 31 • Large chain infrastructure Commitement to Growth • Experienced international executive • Channel growth strategy New MD in EMEA New Channel Partners • 220 property Northern Europe chain EMEA Hotel Chain Opportunities • Belgium • Middle East

Q&A 32

BREAK 33

JANINE SEEBECK Financial Update & Strategic Vision 34

TECHNOLOGY | INNOVATION | SOLUTIONS Evolving Business, Evolving P&L Financial Metrics and Valuation (TTM*) Share Price (8/26/16) $10.63 Diluted Shares Outstanding 22.6M Diluted Market Capitalization $240M Cash (as of 6/30/16) $55.3M Debt (as of 6/30/16) $0.3M Enterprise Value $185M Revenue $123.8M Gross Profit $67.9M EBITDA^ ($0.3M) Adjusted EBITDA^ $3.6M Earnings per Share ($0.26) EV/Revenue 1.5x EV/Gross Profit 2.7x Business Metrics (as of 6/30/16) Direct POS End Points Managed Y/Y Growth ~36,000 29% Direct Hotel Rooms Managed Y/Y Growth ~240,000 4% rGuest as % of Total Revenue (TTM) 5% Total Booking Growth Y/Y 61% Total Subscription Booking Growth Y/Y 250% New Customer Count (TTM) 133 New Customer Subscription Bookings As % of Total >50% New Customers as % of Total Booking Value 26% rGuest Booking Attach Rate to Iconic Sales >10% 35 *TTM for twelve month period ended June 30, 2016 ^Non-GAAP measure, see reconciliation on slides 50 and 51

TECHNOLOGY | INNOVATION | SOLUTIONS Diversified Revenue Base 51% 23% 16% 10% Gaming Hotels & Resorts Food Service RUSH 40% 34% 17% 9% Support Products Professional Services Subscription 36 95% 5% Iconic rGuest 63% 37% Food & Beverage Lodging Revenue by Market Vertical* Revenue by Type* Revenue by Solution Type* Revenue by Solution** *TTM for twelve month period ended June 30, 2016 **For the fiscal year ended March 31, 2016 49% of TTM revenue from recurring sources

TECHNOLOGY | INNOVATION | SOLUTIONS Revenue Evolution $53.2 $56.0 $60.1 $60.2 $48.1 $47.5 $60.3 $63.7 $0.0 $20.0 $40.0 $60.0 $80.0 $100.0 $120.0 $140.0 F2014 F2015 F2016 TTM F1Q17* Recurring Non-Recurring 37 Product Type Recurring vs. Non-Recurring** Industry Vertical $34.6 $31.8 $41.5 $42.2 $13.5 $15.7 $18.8 $21.5 $46.0 $48.0 $49.8 $49.1 $7.2 $8.0 $10.3 $11.1 $0.0 $20.0 $40.0 $60.0 $80.0 $100.0 $120.0 $140.0 F2014 F2015 F2016 TTM F1Q17* Product Service Support Subscription $55.7 $50.8 $63.8 $63.2 $21.3 $24.8 $27.7 $28.5 $14.2 $18.6 $16.9 $19.8 $10.1 $9.3 $12.0 $12.4 $0.0 $20.0 $40.0 $60.0 $80.0 $100.0 $120.0 $140.0 F2014 F2015 F2016 TTM F1Q17* Gaming Hotels & Resort FSM(1) RUSH(2) $ in millions; Fiscal year ended March 31; *TTM for twelve month period ended June 30, 2016 **Recurring defined as support, maintenance and subscription revenue; non-recurring defined as product and service revenue (1) Food Service Management; (2) Restaurants, Universities, Stadia & Healthcare

TECHNOLOGY | INNOVATION | SOLUTIONS Gross Margin Evolution • Consolidated margin impacted by product margin: • Shift from proprietary license sales to subscription bookings • As initial rGuest products reach general availability, expenses shift to Income Statement in form of Amortization • rGuest Stay • General availability in May 2016 • Value of $31.2 million • rGuest Buy • General availability in August 2016 • Value of $10.4 million (at 6/30/16) • Recurring margins impacted by increased investment in cloud infrastructure ahead of revenue 38 Gross Margin by Revenue Type Fiscal year ended March 31 *Recurring defined as support, maintenance and subscription revenue **TTM for twelve month period ended June 30, 2016 51% 41% 44% 41% 30% 22% 28% 29% 78% 78% 74% 74% 63% 58% 56% 55% 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% F2014 F2015 F2016 F1Q17 TTM** Product Services Recurring* Consolidated

TECHNOLOGY | INNOVATION | SOLUTIONS Driving Operational Spending Efficiency $25.2 $25.2 $27.0 $27.3 $14.1 $16.4 $20.0 $20.9 $20.8 $21.7 $22.0 $21.5 $0.0 $10.0 $20.0 $30.0 $40.0 $50.0 $60.0 $70.0 $80.0 F2014 F2015 F2016 TTM F1Q17* Product Development Sales & Marketing General & Administrative 39 Company driving overall costs as % of revenue lower Fiscal year ended March 31 *TTM for twelve month period ended June 30, 2016 Expenses as % of Revenue Product Dev. 24.9% 24.3% 22.4% 22.0% S&M 13.9% 15.8% 16.6% 16.9% G&A 20.5% 20.9% 18.3% 17.4% Total 59.3% 61.2% 57.3% 56.3%

TECHNOLOGY | INNOVATION | SOLUTIONS Capital Expense Normalization $12.2 $15.8 $16.1 $13.8 $4.0 $4.7 $4.8 $4.0 $0.0 $5.0 $10.0 $15.0 $20.0 $25.0 F2014 F2015 F2016 TTM F1Q17* Capitalized Software Property, Plant & Equipment 40 Expected total capital spend of $10-$15 million in F2017 Expenses as % of Revenue Cap. Software 12.0% 15.3% 13.4% 11.2% PP&E 4.0% 4.5% 4.0% 3.3% Total 16.0% 19.8% 17.4% 14.4% Fiscal year ended March 31 *TTM for twelve month period ended June 30, 2016

TECHNOLOGY | INNOVATION | SOLUTIONS Managing Cash Expenses 41 18.1% 16.0% 13.0% General & Administrative Sales & Marketing Product Development F2016 Actual Expected F2020 Range 16.4% 15.5% 15.0% F2016 Actual Expected F2020 Range 22.2% 20.9% 19.5% F2016 Actual Expected F2020 Range Fiscal year ended March 31 Go-forward focus is on driving operational efficiencies in SG&A

TECHNOLOGY | INNOVATION | SOLUTIONS Free Cash Flow Focus •Agilysys is exiting heavy investment cycle on rGuest platform as solutions begin to reach general availability •Capital spending run rate should return to normalized levels in F2018 42 $1.4 ($2.2) $7.2 $8.1 $17.7 ($21.6) ($21.0) ($17.9) ($0.8) ($0.4) ($0.6) ($0.7) $99.6 $75.1 $60.6 $55.3 ($150.0) ($100.0) ($50.0) $0.0 $50.0 $100.0 ($30.0) ($25.0) ($20.0) ($15.0) ($10.0) ($5.0) $0.0 $5.0 $10.0 $15.0 $20.0 $25.0 F2014* F2015** F2016 TTM F1Q17*** Operating Investing Financing Ending Cash Uses of Cash Fiscal year ended March 31; ***TTM for the twelve months ended June 30, 2016 *F2014 investing cash includes i) $35.8M proceeds from sale and ii) ($1.8M) cash paid for acquisition **F2015 investing cash includes i) $0.8M proceeds from sale, ii) ($3.75M) cash paid for acquisition, iii) $1.9M proceeds from COLI policy

TECHNOLOGY | INNOVATION | SOLUTIONS Fiscal 2017 Outlook* •The Company expects full year revenue of approximately $132 - $136 million •Gross margin for fiscal 2017 is expected to be in the low-50% range, which reflects the impact of higher cost of goods sold related to the recently announced general availability of rGuest Stay •Adjusted EBITDA is expected to double in fiscal 2017, compared to fiscal 2016 Adjusted EBITDA of $4.3 million •The Company expects to end fiscal 2017 with a cash balance of approximately $55 million 43 *As provided on August 3, 2016

JIM DENNEDY Long-Term Goals & Closing Remarks 44

TECHNOLOGY | INNOVATION | SOLUTIONS Key Objectives and Business Strategies 45 Objectives 2X INCREASE SAAS PORTION OF REVENUE TO 50% DOUBLE MARKET SHARE RETAIN KEY EXISTING CUSTOMERS $ • Dominate gaming and food service management • Market leader in the large hotel chain and luxury resort segments • Increase market share in the core hotel segments • Expand international market coverage Business Strategies Near-Term Tactics • Use Iconic solutions to drive rGuest platform adoption • Focus on large deals • Secure higher-margin SaaS business • rGuest Platform sales (Stay/Buy/Pay)

TECHNOLOGY | INNOVATION | SOLUTIONS Estimated 10%-20% Four-Year Revenue Growth CAGR 46 Assumes: • Base case budget (10% CAGR) • 2 -3X increase in POS end points and rooms under management • rGuest Pay modest adoption Assumes 15% CAGR • 3-5 chain hotels • 3-4x increase in POS end points and rooms under management • rGuest Pay above average adoption Assumes 20% CAGR • 5-8 chain hotels • 4-5x increase in POS end points and rooms under management • rGuest Pay exception adoption

BREAK 47

Q&A 48

APPENDIX 49

TECHNOLOGY | INNOVATION | SOLUTIONS Non-GAAP Reconciliation 50 2014 2015 2016 TTM* Net income (loss) 17,097$ (11,497)$ (3,765)$ (5,877)$ Income from discontinued operations, net of taxes 19,992 - - - Loss from continuing operations (2,895) (11,497) (3,765) (5,877) Income tax (benefit) expense (2,491) (1,054) 6 72 Loss before income taxes (5,386) (12,551) (3,759) (5,805) Depreciation of fixed assets 2,074 2,225 2,199 2,279 Amortization of intangibles 6,414 3,461 1,243 1,281 Amortization of developed technology 312 1,294 1,022 2,032 Interest expense (income) 61 (62) (63) (56) EBITDA (b) 3,475 (5,633) 642 (269) Share-based compensation 2,119 3,140 3,405 3,347 Asset write-offs and other fair value adjustments 327 1,836 180 180 Restructuring, severance and other charges 1,392 1,482 283 418 Other non-operating (income) expense (863) 146 (491) (369) Legal settlements - 203 268 268 Adjusted EBITDA from continuing operations (a) 6,450$ 1,174$ 4,287$ 3,575$ (a) Adjusted EBITDA from continuing operations, a non-GAAP financial measure, is defined as income from continuing operations before income taxes, interest expense (net of interest income), depreciation and amortization (including amortization of developed technology), and excluding charges relating to i) legal settlements, ii) restructuring, severance, and other charges, iii) asset write-offs and other fair value adjustments, iv) share-based compensation, and v) other non-operating (income) expense (b) EBITDA is defined as net income before income taxes, interest expense, depreciation and amortization (In thousands) March 31, AGILYSYS, INC. RECONCILIATION OF ADJUSTED EBITDA TO NET (LOSS) INCOME (UNAUDITED) Fiscal year ended *TTM for twelve month period ended June 30, 2016

TECHNOLOGY | INNOVATION | SOLUTIONS Non-GAAP Reconciliation 51 *TTM for twelve month period ended June 30, 2016 2015 2016 TTM* Operating activities: Net cash provided by (used in) operating activities from continuing operations (2,186)$ 7,218$ 8,064$ Non-recurring cash items: Payments for restructuring, severance and other charges 1,348 616 743 Payments for legal settlements 1,714 83 183 Adjusted cash provided by continuing operations (a) 876$ 7,917$ 8,990$ (a) Non-GAAP financial measure AGILYSYS, INC. RECONCILIATION OF OPERATING CASH FLOWS FROM CONTINUING OPERATIONS TO ADJUSTED CASH FLOWS FROM CONTINUING OPERATIONS (UNAUDITED) (In thousands) Fiscal year ended March 31,